Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of DeFi Development Corp. (f/k/a/ Janover Inc.) (the “Company”) for the period ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2025	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Fei (John) Han
	Name:	Fei (John) Han
	Title:	Chief Financial Officer
(Principal Financial Officer)